Exhibit 99.1

DRONE AVIATION HOLDING CORP. (OTCQX: DRNE)

F ORWARD - L OOKING S TATEMENT Certain information and statements in this presentation constitute forward - looking statements . Words such as forecast, project, target, intend , expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward - looking statements or information . These statements are based on current expectations, estimates, forecasts and projections of Drone Aviation Holding Corp . (the “Company”, “Drone Aviation Corp”) about , among other things, the development and capabilities of its products, the operating environment, economies and markets in which the Company and its subsidiaries operate . These forward - looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward - looking statements . For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10 - K, the Quarterly Reports on Form 10 - Q and the other securities filings of the Company with the SEC . The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise . PAGE 2 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 3 Proprietary

CORPORATE INTRODUCTION

- Drone Aviation Corp. ("Drone Aviation", "DRNE", or the "Company") develops and manufactures cost-effective, compact and rapidly deployable aerial platforms, including lighter than air aerostats and electric powered drones designed to provide government and commercial customers with enhanced surveillance and communications capabilities.
  - Management targeting growth opportunities within the next 18-24 months
  - Utilizing a patented tether system, Drone Aviation's products are designed to provide prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications.

Platform for Growth

- Established management team with strong relationships
- Highly credentialed engineers in an innovative culture
- Positioned to excel across the Department of Defense (DoD) and the civilian markets
- Tethered technology provides for more powerful ISR payloads
- Developed financial and inventory management systems to handle the Company's projected future growth and increase operating leverage

Drone Aviation Opportunities for Growth

- Growing addressable market for tethered aerostats and drones
- Significant growth opportunities in mission-specific applications
- Uniquely positioned to provide tactical aerostat solutions for the DoD
- Recently updated Federal Aviation Administration (FAA) regulations are well suited for tethered technology use in civilian / commercial applications

DRONE AVIATION CORP

PAGE 4
Proprietary

UNIQUE ATTRIBUTES ▪ Pure - Play Drone Market Investment Opportunity ― Recently completed recapitalization creates simplified, clean capital structure with no long term debt ― Investor - led management team focused on accelerating transition from development phase into commercialization • Expanding production capability • Expanding sales organization including Washington, D . C . staff ― Sales momentum building in Government sectors • WASP and WATT products procured in 2016 by DoD • Gen 2 products moving Company from development phase into a commercialization stage focused on aerial products designed for the military and civilian commercial markets ▪ Key Relationships to Drive Future Growth ― Chairman and CEO Jay Nussbaum is developing a sales organization and executing on new partnerships and a capital markets strategy ― LT . General Michael Flynn (Ret . ) assisting company in increasing military exposure and building industry relationships with key customers and larger defense contractors in an effort to combat terrorism and improve homeland security PAGE 5 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 6 Proprietary

C OMPANY H ISTORY ▪ Completed a public transaction in 2014 through reverse merger with FL - based Lighter Than Air Systems, a leading developer of specialized, tethered aerial monitoring and communications platforms ― Seasoned executive management team ― Lead investor and Chairman of the Strategic Advisory Board, Dr . Phil Frost has invested $ 4 . 5 M ― Recruits Jay H . Nussbaum from their tenure together on the Board of Northrop Grumman ― Nussbaum appointed Chairman and CEO, has invested $ 2 . 75 M ― Recruits LT . General Michael Flynn (Ret . ), Former Director of the Defense Intelligence Agency (DIA) as Vice Chairman ▪ Unique product and technologies designed to provide cost - effective, tactical, mobile data collection, communications and intelligence, reconnaissance and surveillance (ISR) PAGE 7 Proprietary

Product Family Overview

Drone Aviation is a premier provider of tethered aerostat and drone technology

	WASP	WATT	BOLT
Description	 ▪ Mobile / rapidly-configurable tactical aerostat ▪ ISR and wireless data / communications range extension supporting U.S. Army ground forces ▪ Supports electro-optical and infrared (EO / IR) imaging tactical surveillance sensors ▪ Long endurance, rapidly deployed, soldier operated aerial asset for military operations	 ▪ Multi-rotor Octo-X configuration uniquely designed for commercial / industrial & military applications ▪ Power, data, telemetry transmitted via Kevlar© armored tether ▪ Simplified ground control station software, ground equipment and power source (can use vehicle-provided 120v / 220v) ▪ Ability to wirelessly share sensor data / real-time HD video to mobile devices such as tablets or laptop computers	 ▪ Coaxial helicopter with contra-rotating blade design with extremely quiet operation (<20db) ▪ 10+ hours flight time from ground power ▪ Setup to operation in 10 minutes ▪ 65lb. gross lift (15lb. net lift with universal payload mount) at up to 800ft. operating altitude ▪ Follow vehicle flight mode ▪ Optimized flight control system with vision navigation
Customer Challenge	Need to provide ground forces with a mobile, cost-effective, persistent in-the-field communications and ISR platform that can be operated by small (2 man) crews with light training	Need to provide cost-effective, secure and reliable aerial monitoring for extended durations (8+ hours) in an easy to transport and setup platform	Need to provide cost-effective, heavy-lift, higher altitude, long-duration (+8 hours) aerial monitoring with a wide array of payloads
Drone Aviation Solution	With its mobile, rapid deployment and modular payload capabilities, WASP provides comms range extension and ISR for long duration (days, weeks, months)	Unlike free-flying drones with limited flight time (avg. <20 min) and GoPro-type cameras, WATT supports mil-spec, high zoom / stabilized EO / IR sensors, stays aloft for long durations and securely shares data	Bolt's capabilities directly addresses customer requests for extended access to higher altitudes with heavier, more diverse payloads

DRONE AVIATION CORP
PAGE 8
Proprietary

RECENT DEVELOPMENTS ▪ Commercial Momentum ― Drone Aviation’s WATT tethered drone in compliance with new FAA regulations (Part 107 ) for commercial operations effective on August 29 , 2016 ― Drone Aviation expands operations with Mid Atlantic Aviation Partnership (MAAP), one of six national Unmanned Aerial Systems (UAS) test centers through the completion of WATT night operations ▪ Military and Government Sales Momentum ― Drone Aviation awarded $ 220 , 000 DoD contract for WASP communications capability upgrades ― Drone Aviation awarded $ 394 , 000 DoD contract for WATT Tethered Drones ― Drone Aviation awarded $ 125 , 000 DoD contract for advanced sensor integration contract for government - owned WASP systems ― Drone Aviation awarded $ 194 , 000 contract from BAE Systems for WASP tactical aerostat upgrades ― Drone Aviation awarded $ 780 , 000 DoD contract for WASP tactical aerostats PAGE 9 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 10 Proprietary

U NMANNED T ECHNOLOGY A DDRESSING G LOBAL T HREATS ▪ Geopolitical instability - Far from Subsiding ― Instability and risks abound in the Middle East, Africa and Ukraine / Russia • Terrorist organizations, such as ISIS and al - Qaeda, continue to pose a threat to the U . S . and its allies ― China’s continuing emergence as a major economic force has enabled the Country to invest heavily in the build - up of its military industrial base Key: = U.S. Military Presence = Conflict Areas / Areas of Concern PAGE 11 Proprietary

U NMANNED T ECHNOLOGY A DDRESSING G LOBAL T HREATS ▪ How is unmanned technology addressing global threats? ― Defense / military • Persistent Intelligence, Surveillance and Reconnaissance (ISR) • Extending communications : At the tactical edge, on - the - move • Force / installation protection and security • Signals intelligence (SIGINT) ― Homeland security • Border and port security • Critical infrastructure protection and monitoring ― Disaster recovery • First responder “Eye in the Sky” • Emergency communications (ad hoc cellular tower) • Situational awareness • Search and rescue PAGE 12 Proprietary

WHY TETHERED TECHNOLOGY?

Tether – a 'smart leash' that provides reliable, uninterruptible / un-hackable control, power and communications

- **"Armored" / Kevlar© tether is a key differentiator and enabling technology**
  - Allows for long duration, reliable and safe unmanned flight (drone can't fly away)
  - Ensures enhanced control of unmanned aircraft due to prescribed tether length and un-hackable communications
  - DRNE's tether provides power, aircraft control and camera control over the same cable
  - Will perform 'follow-me mode' behind a vehicle and hover and relocate while in flight
- **Tether-based power delivery for electric drones provides multiple benefits for commercial operations**
  - Connects to ground-based power systems providing significantly extended flight duration (typically >8 hours)
  - Eliminating heavy batteries = increased lift capacity for payloads including advanced, stabilized HD / broadcast quality video
  - Simplified launch, flight and retrieval with advanced winch technology for both heavier-than-air and lighter-than-air platforms
  - Safety of tether system enhances FAA approval for special use cases

DRONE AVIATION CORP

PAGE 13
Proprietary

D ATA AND C ONTROL PAGE 14 Proprietary Architecture ▪ All communications over tether ▪ Web - browser control of vehicle and payload ▪ Completely Internet Protocol - based ▪ Simplified user interface ▪ Compatible with laptops, tablets, phones ▪ Designed for long - duration flights, hours to days ▪ Wired capable, Wi - Fi capable, or combination

WASP BOLT WATT T ECHNOLOGY WITH B ENEFITS AT A LL A LTITUDES PAGE 15 Proprietary

WASP System Description







Technical Description

- Envelope Diameter: 15-22 feet
- Lifting Gas: Helium (non-flammable)
- Payload Lift Capability: 20-130lbs.
- Flight Altitude: Up to 1,500 feet AGL
- Operational Cycle: Persistent (subject to weather)
- Rapid deflation device (RDD) for emergency recovery
- HMMWV / Truck deployed

Operational Description

Provides communications range extension beyond what normal tactical relay antennas can provide

- Mobile / rapidly-configurable tethered aerostat
- Deploy, launch and operate in remote / austere locations
- 10X the height of the tallest U.S. Army tower system
- Supports a variety of payloads to include communications, ISR and SIGINT
- Days-duration flight time

Current Status

- Currently fielded
- Successfully operated for thousands of hours at U.S. bases
- Upgrades in progress to enable enhanced persistence and mission flexibility

DRONE AVIATION CORP

PAGE 16
Proprietary

U.S. G OVERNMENT P UBLICATIONS “One scenario included Soldiers at a Forward Operating Base using the mobile, tactical - sized Winch Aerostat Small Platform, or WASP , and Full Motion Video, or FMV, to conduct video surveillance and provide reports to their teammates on patrol.” “We were trying to get different information to one location so the analysts have a better chance of being able to use it - making it actionable,” said Sgt. 1st Class Ian Watterson, a Soldier with the 111th MI Brigade under 305th MI Battalion who was operating WASP and FMV from the scenario’s Forward Operating Base. PAGE 17 Proprietary

Target Markets – WASP

TETHERED AEROSTAT MARKET OPPORTUNITY OVER NEXT 5 YEARS



End Markets	Sample Customers	Applications
Military	– U.S. Army – U.S. Navy	– Force protection – ISR – Mobile communications – Shoreline protection – Maritime surveillance
Foreign	– National Security – Commercial – Civil, DoT, DoC	– Facility monitoring (ex: Diplomatic Consulates) – Landmark protection – Infrastructure inspection and agriculture – Traffic monitoring – Land survey / management – Facility monitoring
Domestic	– Civil, DoT, DoC – Homeland Security	– Traffic monitoring – Land survey / management – Facility monitoring – Border patrol

1) Based on management estimates

DRONE AVIATION CORP
PAGE 18
Proprietary

WASP C ASE S TUDY The Product: WASP is a lighter than air platform utilizing non - volatile Helium . Lift capabilities range from 25 lbs . to 75 lbs . and operating altitudes from 500 ft . to 1 , 500 ft . All versions are persistent in operation (typically 4 - 7 days continuous flight) . Payloads include highly - stabilized daylight and thermal camera turrets, military and law enforcement communications equipment, cellular network access points, signals intelligence devices and other related payloads . The Challenge: It is difficult and expensive to lift a payload to above 200 feet for long periods of time . Conventional platforms include : Helicopters, at $ 1 , 800 - $ 3 , 500 per flight hour ; towers, which don’t exceed 100 feet ; fixed - wing aircraft, which are not able to loiter over a specific area and which have costs from $ 500 to $ 35 , 000 per flight hour . The Solution: The WASP is a 1 - 3 person operation with minimal training . The WASP provides customers with a reliable, low - cost means of accomplishing a mission that requires equipment at or below 1 , 500 feet . Other platforms require heavy maintenance, fuel and highly - trained crew . Competing LTA systems require extensive contractor support, more helium gas, larger areas in which to launch and have higher operating costs . Cost efficiency is achieved at only 3 - 4 hours of flight time vs . other platforms . The Outcome: The U . S . Army and DoD has procured multiple WASP systems on a sole source basis over the last few years . The company is building awareness of the capabilities and customer benefits of a small tactical aerostat . Currently there are Government organizations leading the effort . Access to key decision makers and officials through LT . General Michael Flynn (Ret . ) and other resources . WASP: Applications for the defense and commercial markets PAGE 19 Proprietary

BOLT & WATT System Descriptions









Why BOLT & WATT?

- Fly more safely and reliably than free-flight unmanned aircraft
- Carry heavier payloads for longer durations
- Transmit power, data and telemetry from the ground via the Kevlar© armored tether
- Launch from ground-based power for extended flight time
- Rely on redundant safety systems to fly incident-free
- Simplify flight control with one lightly-trained operator
- Enable tactical deployment and rapid response

BOLT & WATT Delivers Highly Effective Coverage From Low Altitudes, Providing Excellent Surveillance Capability Over A Wide Area

Technical Specifications

- BOLT
  - Tethered coaxial helicopter with two contra-rotating blades
  - Heavy lift capability, 15lbs. to 800-1000ft. AGL
  - Aircraft: 29lbs. + 15lbs. payload
- WATT
  - Tethered multi-rotor with robust X8 rotor design
  - Aircraft: 22 lbs. + 5lbs. payload
  - Flight operations up to 300ft. AGL
  - Smart winch and ground systems shared with Bolt
  - Both share the same laptop-based GCS

Features

- Both platforms provide very mobile and quick set-up ISR
- Power and IP communications up the tether allow for secure link and protected information transfer
- Ground system can be integrated into trailers or ATV for "following-me" mode allowing on the move surveillance
- WATT's redundant design allows for very reliable operations and quick in the field part change out
- BOLT's simple two rotor and unique coaxial design allows for reliable operations and heavy lift
- Up to eight hours of persistent coverage
- High payload power available for SIGINT and other power consuming payloads

DRONE AVIATION CORP

PAGE 20

Proprietary

TETHERED DRONE TECHNOLOGY COMPARISON

Attribute	BOLT & WATT Tethered Drones	Typical Consumer Drone[1]
Continuous Operations (Flight Duration >8 Hrs.)	✓	⊘
Broadcast Quality / HD Zoom Stabilized Imager	✓	⊘
Securely Transmits HD Video in Real-Time	✓	⊘
Un-hackable / Not susceptible to Interference	✓	⊘
Redundant On-Board Power Systems	✓	⊘
Enhanced safety of tether eliminates potential of "fly-away"	✓	⊘

1) Examples of typical consumer drones: DJI Phantom 3 Professional, 3D Robotics Solo, Yuneec Q500+ 4K, Chroma Camera Drone CG03, Parrot Bebop

DRONE AVIATION CORP

PAGE 21
Proprietary

TARGET MARKETS – BOLT & WATT

TETHERED DRONE MARKET OPPORTUNITY OVER NEXT 5 YEARS



END MARKETS	SAMPLE CUSTOMERS	SAMPLE APPLICATIONS
Surveillance	– Military (U.S. & Foreign) – Border Patrol – Commercial / Residential Property Owners	– Enhanced field surveillance – Early threat identification – Commercial & residential security applications
Broadcast	– News Networks – 200+ Sports Stadiums / Venues – Movie Studios	– News event coverage – Sporting events – Music concerts – Unique cinematography
First Responders	– 12,000 Police Departments[2] – 30,000+ Fire Departments[3] – FEMA	– Riot control – Crowd management – Strategic coordination – Fire fighting aerial view – Disaster response management
Data Analytics	– Agricultural – Infrastructure, Oil & Gas, Insurance – Theme Parks – Outdoor Events (Festivals, etc.)	– Crop monitoring & analytics – Inspection & monitoring – Crowd analytics – Event coordination

1) Based on management estimates
2)) Source: Bureau of Justice Statistics (2013)
3)Source: National Fire Protection Association (2013)

DRONE AVIATION CORP

PAGE 22
Proprietary

BOLT Case Study

BOLT: Applications for the defense and commercial markets

The Product:	BOLT is a tethered and optionally tethered coaxial helicopter with a 6.5ft. wingspan. Bolt is designed as a persistent platform that requires a single operator and minimal logistics. The vehicle is capable of flying at 800ft. AGL with a 15lb. payload quietly (under 20db at 400ft.). Bolt is nearly silent at operating altitude. Payloads include ISR / cameras, communications, SIGINT and other devices of interest to customers.
The Challenge:	Traditional manned aerial systems including helicopters and fixed-wing aircraft are expensive to operate and not well-suited to urban / dense environments where persistent situational awareness at long stand-off ranges are required
The Solution:	Bolt, as a tethered system, is an on-demand aerial asset providing the customer with persistence and a light logistics footprint. With Bolt's large wingspan (rotor size) and no-tail rotor design, maintenance requirements are much lower than traditional helicopters and operating noise is much less. Bolt is intended for use by professional operators who complete a five day training course.
The Outcome:	Bolt is a new product having only recently been introduced to the market.



DRONE AVIATION CORP

PAGE 23
Proprietary

WATT Case Study

WATT: Applications for the defense and commercial markets

The Product:	WATT is a multirotor tethered platform. WATT is designed as a highly reliable, easy to use system with the capability to remain on station for many hours while lifting heavier payloads than free flying systems. With very low operating costs and minimal logistics, WATT provides customers with access to altitude, on-demand, using lightly-trained operators who complete a two day training course.
The Challenge:	First responders, law enforcement, news-gathering organizations and facility operators view drones as a valuable monitoring tool. Unfortunately, typical free-flying drones lack the ability to provide persistence due to limited flight times (<20 minutes) and can not lift and power sophisticated day / night camera systems.
The Solution:	WATT provides cost-effective, secure and reliable aerial monitoring for extended durations (8+ hours) in an easy to transport and setup platform ideally suited for law enforcement, emergency first responders, federal agencies like FEMA, Customs and Boarder Control (CBP), and DoD.
The Outcome:	With the implementation of new commercial drone regulations under Part 107 going into effect on August 29, 2016, the FAA has clarified and streamlined the use of commercial drones, greatly expanding the market opportunity for compliant drones (in particular, tethered drones).



DRONE AVIATION CORP

PAGE 24
Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 25 Proprietary

▪ Drone Aviation’s product suite is currently being tested and deployed by a number of mission - focused customers for ISR, security and communications functions ▪ The Company’s proprietary technology provides defense and civilian customers with significant size, weight, power and cost (SWaP - C) savings while enhancing operating efficiencies D EPLOYED B Y M ISSION F OCUSED C USTOMERS DoD U.S. Army Department of Homeland Security Commercial Opportunities 26 Law Enforcement PAGE 26 Proprietary

FAA R EGULATIONS S UMMARY – N EW M ARKET O PP . New FAA drone regulations expands use of commercial drones and the addressable market ▪ Part 107 operational rules favor tethered technology as opposed to other unmanned aerial systems ― Small Unmanned Aircraft Systems (sUAS) must remain within the Visual Line - Of - Sight (VLOS) of the drone operator, under 400 ft . and fly during daylight hours ― Flight ban over persons not involved with operations in effect ― sUAS can be operated from a moving land - based or water - borne vehicle so long as the drone is flown over sparsely populated areas ▪ The FAA regulations have enabled new customers and markets for Drone Aviation ― State and local opportunities ― Professional sport league security ― Commercial facility and large venue Security PAGE 27 Proprietary

FAA R EGULATIONS B ENEFICIAL FOR T ETHERED D RONES ▪ Ability to fly in urban environments ▪ Safely fly with non - participants outside of drone zone PAGE 28 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 29 Proprietary

ORGANIZATION

- **Drone Aviation is headquartered in Jacksonville, FL**
  - Shareholder-led management team has constructed a mission-focused organization dedicated to serving its customers' requirements through multiple touch points and senior-level government and military relationships
  - Multifaceted sales organization includes veteran government / military sales personnel and key channel partnerships with prominent sales, services and procurement organizations serving the DoD, including ADS, Inc., all facilitating new business development


Board of Directors
LT. General Michael Flynn (Vice Chairman)
Major General Wayne P. Jackson (Chair, Comp Committee)
Michael Haas (Chair, Audit Committee)
Kevin Hess
Strategic Advisory Board
Dr. Phil Frost (Chairman)
Jay Nussbaum
Dr. Steven Rubin
LT. General Michael Flynn
Jay Nussbaum
Chairman and CEO
Kevin Hess
CTO
Kendall Carpenter
EVP and CFO
Felicia Hess
COO
Dan Erdberg
President
Jacksonville Staff
24 Full & part-time Employees / Contractors
Electric, Mechanical & Software Engineers
Degrees including PhD, M.S., B.S.
Reggie Brown
Gov. Liaison
Louis Wise
Chief Science & Technology Advisor
Solutions Manager

DRONE AVIATION CORP

PAGE 30
Proprietary

M ANAGEMENT O VERVIEW ▪ Jay H . Nussbaum, Chairman and CEO Over 40 years in sales and management . Formerly EVP of Oracle Service Industries where he grew business from under $ 60 million to more than $ 1 . 5 billion . Formerly President of the Integrated Systems Operations at Xerox and founded and served as Vice Chairman and COO at Agilex Technologies Inc . , a private company he grew to over $ 300 million in revenue and sold to Accenture Federal Services ▪ LT . General Michael Flynn (Ret . ), Vice Chairman Over 33 years of service in U . S . nation’s military culminating as the Director of the DIA and as the nation’s highest serving military intelligence officer . LT . General Flynn’s (Ret . ) experience is broad and ranges in areas such as intelligence, counterintelligence, security and cyber . As Director of the DIA, LT . General Flynn (Ret . ) also served as the Commander, Joint Functional Component Commander for ISR for the DoD ▪ Kevin M . Hess, Chief Technology Officer Mr . Hess founded LTAS in 2009 with his wife and is the lead inventor and technology architect . Kevin has 20 years of technology experience comprising electronic systems design for DoD programs, image processing and analytics for companies such as Hughes and Kodak . Mr . Hess has a substantial background and education in computer science, including having attended the Harvard Business School residence PMD program ▪ Dan Erdberg, President Over the past 15 years, Dan has worked in the technology sector including software development, telecommunications and wireless networking as well as unmanned systems . Dan has worked with DRNE for nearly 4 years on supporting business development, corporate structuring and supporting the development of lighter - than - air aerostat platforms and unmanned aerial systems for various government and commercial customers PAGE 31 Proprietary

IP P ORTFOLIO Technologies that can power tomorrow’s drones and autonomous vehicles with intelligent vision - based navigation without relying on GPS ▪ Exclusive commercial license to Georgia Tech Technology ― DARPA / ARMY / NASA funded programs ― GUST software (Georgia Tech UAV Simulation Tool) ― Neural networking technology ― Vision - aided navigation ▪ Additional internally developed IP ― Tension control winch system ― Power distribution and management system ― Additional software and hardware systems ― Tethered drone patent issued 9 / 2016 PAGE 32 Proprietary

M ATURE I NFRASTRUCTURE AND P ROCESSES Identify Product Need Requirements Development System Design Program Management Development and Integration Qualification Testing Transition to Production Deliver to Customer Receive Feedback  Drone Aviation is building an infrastructure that can handle future growth as well as designing specific operating procedures to consistently deliver for its customers  The Company develops products in - house and has developed specific business processes for program management infrastructure, risk management and quality assurance 33 PAGE 33 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance & Strategy VII. Summary PAGE 34 Proprietary

▪ “C” Corporation ▪ Stock Exchange : OTCQX ▪ Fiscal Year End : December 31 st ▪ Legal Firm : Holland & Knight, LLP ▪ Auditor : MaloneBailey, LLP ▪ Accounting System : QuickBooks Enterprise hosted ▪ Payroll System : Paychex C ORPORATE & F INANCE I NFORMATION 35 PAGE 35 Proprietary

T ABLE OF C ONTENTS II. Company Overview III. Products & Solutions IV. Customers & Opportunities I. Corporate Objective V. Organization & Management VI. Finance Info VII. Summary PAGE 36 Proprietary

Pure - Play Drone Market Investment Opportunity Reputation for Flexibility and Responsiveness to Customer Needs Initial Penetration in well - funded DoD customers Skilled Engineers with Unparalleled Domain Expertise Significant Expansion Opportunity into Commercial Drone Operations Unique IP Portfolio for Tethered Technology Robust Pipeline of New Business Opportunities Experienced Management Team with Strong Industry Relationships 37 S UMMARY PAGE 37 Proprietary

Contact: Dan Erdberg, President DRONE AVIATION HOLDING CORP. Tel: (786) 681 - 0800 derdberg@droneaviationcorp.com WWW.DRONEAVIATIONCORP.COM OTCQX: DRNE PAGE 38 Proprietary